Venerable Insurance and Annuity Company
and the following variable annuity supported by its Variable Annuity Accounts B:

Rollover Choice Variable Annuity

Prospectus Supplement Dated May 1, 2024

This supplement updates the Prospectus for your variable annuity Contract and subsequent supplements thereto. Please read it carefully and keep it with your Prospectus for future reference.

The following information only affects you if you currently invest in or plan to invest in the SubaccountS that correspond to the Voya Balanced Portfolio, THE Voya Strategic Allocation Conservative Portfolio, THE Voya Strategic Allocation Growth Portfolio, OR THE Voya Strategic Allocation Moderate Portfolio (THE “MERGING PORTFOLIOS”).

IMPORTANT INFORMATION REGARDING THE UPCOMING REORGANIZATION OF THE MERGING PORTFOLIOS

On January 10, 2024, the Board of Directors of Voya Balanced Portfolio, Inc. and the Board of Directors of Voya Strategic Allocation Portfolios, Inc. each approved a proposal to reorganize (each, a “Reorganization” and collectively, the “Reorganizations”) the Merging Portfolios with and into the below “Surviving Portfolios.” The Reorganization of Voya Strategic Allocation Moderate Portfolio into Voya Solution Balanced Portfolio is subject to approval by shareholders of Voya Strategic Allocation Moderate Portfolio. A proxy statement/prospectus detailing the Reorganization is expected to be mailed to Voya Strategic Allocation Moderate Portfolio’s shareholders on or about May 3, 2024, and a shareholder meeting is scheduled to be held on or about June 27, 2024.  Voya Strategic Allocation Moderate Portfolio will notify its shareholders if shareholder approval of the Reorganization is not obtained. If shareholder approval of the Reorganization is obtained, it is expected that the Reorganization will take place on or about July 12, 2024 (the “Reorganization Date”). The Reorganization for the Merging Portfolios, not including Voya Strategic Allocation Moderate Portfolio, does not require shareholder approval, and it is expected that the Reorganization will take place on or about Reorganization Date.

Merging Portfolios	Surviving Portfolios
Voya Balanced Portfolio – Class S	Voya Balanced Income Portfolio – Class S
Voya Strategic Allocation Conservative Portfolio – Class S	Voya Solution Conservative Portfolio – Class S
Voya Strategic Allocation Growth Portfolio – Class S	Voya Solution Aggressive Portfolio – Class S
Voya Strategic Allocation Moderate Portfolio – Class S	Voya Solution Balanced Portfolio – Class S

From the close of business on June 28, 2024 through the close of business on July 12, 2024, the Merging Portfolios (including Voya Strategic Allocation Moderate Portfolio if its shareholders approve the Reorganization) will be in a “transition period” during which time a transition manager will align each Merging Portfolio’s holdings with those of the respective Surviving Portfolio. During this time, the Merging Portfolios may not be pursuing their investment objectives and strategies, and limitations on permissible investments and investment restrictions will not apply. The sales and purchases of securities during the transition period are expected to result in buy and sell transactions and such transactions may be made at a disadvantageous time.

Voluntary Transfers Before the Reorganization Date. Any time prior to the Reorganization Date you may transfer amounts allocated to the Subaccounts that invest in the Merging Portfolios to any other available Subaccount. There will be no charge for any such transfer, and any such transfer will not count as a transfer when imposing any applicable restriction or limit on transfers. You may give us alternative allocation instructions at any time by writing to Customer Service at P.O. Box 9271, Des Moines, IA 50306-9271 or calling (800) 366-0066. See the section of your most recent Notice document and in the Contract prospectus that deals with transfers among investment options for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

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On the Reorganization Date. On the Reorganization Date, your investment in the Subaccounts that invest in the Merging Portfolios will automatically become an investment in the Subaccounts that invest in the Surviving Portfolios with an equal total net asset value. There will be no charge for this automatic reallocation, and this automatic reallocation will not count as a transfer when imposing any applicable restriction or limit on transfers. Furthermore, you will not incur any tax liability because of this automatic reallocation, and your Contract Value immediately before the reallocation will equal your Contract Value immediately after the reallocation.

Automatic Fund Reallocation After the Reorganization Date. After the Reorganization Date, the Merging Portfolios will no longer be available through your Contract. Unless you provide us with alternative allocation instructions, after the Reorganization Date all allocations directed to the Subaccounts that invest in the Merging Portfolios will be automatically allocated to the Subaccounts that invest into the respective Surviving Portfolios. You may give us alternative allocation instructions at any time by writing to Customer Service at P.O. Box 9271, Des Moines, IA 50306-9271 or calling (800) 366-0066. See the “Investment Options” section of your most recent Notice document and the section in the Contract prospectus that deals with transfers among investment options for information about making Subaccount transfers, including applicable restrictions and limits on transfers.

In connection with the upcoming Reorganizations, Subaccounts that invests in the Surviving Portfolios, as applicable, will be added to your Contract and available for new premiums and transfers of Contract Value beginning on the Reorganization Date. Information about the Surviving Portfolios can be found in Appendix A of the most recent Notice document.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your Contract, including information about the risks associated with investing in them, can be found in the most recent Notice document and in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service
P.O. Box 9271
Des Moines, Iowa 50306-9271
(800) 366-0066

If you received a summary prospectus for any of the funds available through your Contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

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